UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 28, 2021

USD Partners LP
(Exact name of registrant as specified in its charter)

Delaware	001-36674	30-0831007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
811 Main Street, Suite 2800
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
(281) 291-0510
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	USDP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01	Entry into a Material Definitive Agreement.

Marketing Services Agreement

On June 28, 2021, USD Partners LP (the “Partnership”) entered into a Marketing Services Agreement (the “Marketing Services Agreement”) with USD Clean Fuels LLC (“USDCF”), a newly formed affiliate of U.S. Development Group, LLC (“USDG”), pursuant to which the Partnership agreed to grant USDCF marketing and development rights pertaining to future renewable diesel opportunities associated with the West Colton terminal in excess of the initial renewable diesel agreement simultaneously executed between USDP and USDCF. These rights entitle USDCF to market all additional renewable diesel opportunities at the West Colton Terminal during the initial term of the USDCF agreement, and following the initial term of that agreement, all renewable diesel opportunities at the West Colton terminal in excess of the throughput necessary to generate Adjusted EBITDA for the West Colton terminal that is at least equal to the average monthly Adjusted EBITDA derived from the initial USDCF agreement during the 12 months prior to expiration of that agreement’s initial five-year term. Pursuant to the Marketing Services Agreement, USDCF will fund any related capital costs associated with increasing the throughput or efficiency of the terminal to handle additional renewable diesel opportunities. In addition, the Partnership granted USDCF the right to develop other renewable diesel projects at the West Colton terminal in exchange for a per barrel fee covering the Partnership’s associated operating costs. Any such development projects would be wholly-owned by USDG and would be subject to the Partnership’s right of first offer with respect to midstream infrastructure developed by USDG.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Marketing Services Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended Omnibus Agreement

On June 28, 2021, the Partnership also entered into an Amended and Restated Omnibus Agreement (the “Amended Omnibus Agreement”) with its general partner, USD Partners GP LLC, USDG, USD Group LLC and USD Logistics Operations LP, which amends and restates the Omnibus Agreement, dated October 15, 2014, among other things to extend the termination date of the ROFO Period (as defined in the Amended Omnibus Agreement) by an additional five years such that the ROFO Period will terminate on October 15, 2026 unless a Partnership Change of Control (as defined in the Amended Omnibus Agreement) occurs prior to such date.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Amended Omnibus Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 28, 2021, the Partnership issued a press release announcing the transactions described in Item 1.01. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and are not incorporated by reference into any registration statement or other filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, unless the Partnership expressly states that such information is considered to be “filed” under the Exchange Act or incorporates such information by specific reference in a Securities Act or Exchange Act filing.

(d) Exhibits

Exhibit Number	Description
10.1	Marketing Services Agreement, dated June 28 2021, by and between USD Partners LP and USD Clean Fuels LLC.
10.2	Amended and Restated Omnibus Agreement, dated June 28, 2021, by and among USD Partners LP, USD Partners GP LLC, U.S. Development Group, LLC, USD Group LLC and USD Logistics Operations LP.
99.1	Press release of USD Partners LP dated June 28, 2021.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USD Partners LP (Registrant)

	By:	USD Partners GP LLC,
its general partner

Date: June 28, 2021	By:	/s/ Adam Altsuler
	Name:	Adam Altsuler
	Title:	Executive Vice President, Chief Financial Officer